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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------

                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


               Date of Earliest Event Reported: December 17, 1997


                         ENVIRONMENTAL SAFEGUARDS, INC.
             (Exact name of registrant as specified in its charter)



             Nevada                      000-21953                87-0429198
  (State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation or organization)                            Identification No.)

                       2600 South Loop West, Suite 645
                            Houston, Texas 77054
        (Address of principal executive offices, including zip code)

                               (713) 641-3838
            (Registrant's telephone number, including area code)


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Item 2.      Acquisition or Disposition of Assets

         On December 17, 1997, Environmental Safeguards, Inc. (the "Company"), entered into a Purchase Agreement (the "Purchase Agreement") with Parker Drilling Company and Parker Drilling Investment Company, (collectively, "Parker") which provided for the acquisition by the Company, through it's wholly owned subsidiary, National Fuel & Energy, Inc. ("NFE"), of Parker's 50% interest in OnSite Technology L.L.C. ("OnSite") resulting in NFE becoming the owner of 100% of the interest in OnSite. Pursuant to the terms of the Purchase Agreement, the Company paid $8,000,000 for the 50% interest and repaid a $3,000,000 loan that had been made to the Company by an affiliate of Parker.
As part of the transaction, Parker returned to the Company 300,000 unexercised warrants to purchase the Company's common stock. The acquisition was the result of negotiations between the Company and Parker and was based on numerous factors including the Company's estimate of the net worth of OnSite, and the future business prospects of OnSite.

         The Company's sources of funds to effect the acquisition was the sale of $8,000,000 of new Series B and Series C Preferred Stock and the borrowing of $6,000,000 from an investor group consisting of Cahill, Warnock Strategic Partners Fund, L.P., Strategic Associates, L.P., Newpark Resources, Inc. and James H. Stone, who is the Chairman of Stone Energy Corporation. Pursuant to the financing, David Warnock will be appointed as a Director of the Company.

          As a result of the financing, the Company retained approximately $3,000,000 after the transaction to use for working capital and general corporate purposes.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

             (a) and (b)  Financial Statements and Information

             As of the date of the filing of this Current Report on Form 8-K, the financial statements and proforma financial information required by Items 7(a) and 7(b) are not available. Such financial statements will be filed no later than March 2, 1997.

             (c) Exhibits

                 4.1 Certificate of Designation, Preferences, Rights and Limitations of Series B Convertible Preferred Stock.

                 4.2 Certificate of Designation, Preferences, Rights and Limitations of Series C Preferred Stock.

                 10.1 Purchase Agreement dated December 17, 1997, among the Company, Parker Drilling Investment Company and Parker Drilling Company.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           ENVIRONMENTAL SAFEGUARDS, INC.


Date: December 29, 1997                    By:  /s/ James S. Percell
                                                -----------------------------
                                                James S. Percell, President



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                              INDEX TO EXHIBITS



Exhibits     Description
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
4.1      Certificate of Designation, Preferences, Rights and Limitations of
         Series B Convertible Preferred Stock.

4.2      Certificate of Designation, Preferences, Rights and Limitations of
         Series C Preferred Stock.

10.1     Purchase Agreement dated December 17, 1997, among the Company, Parker
         Drilling Investment Company and Parker Drilling Company.